SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities

Act of 1934

Date of Report (Date of earliest event reported) April 22, 2003

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Form 8-K

Item 9. Regulation FD Disclosure

This item is being filed as an Item 12. “Results of Operations and Financial Condition.” Pursuant to the Securities and Exchange Commission’s filing guidance issued on March 27,2003 regarding Final Rule 33-8216.

AMERISERV FINANCIAL Inc. (the "Registrant") press release dated April 22, 2003, announcing its earnings for the three (3) month period ended March 31, 2003 is attached hereto as Exhibit 99.1 and incorporated herein by reference

Exhibits

--------

Exhibit 99.1

Press release dated April 22, 2003, announcing its earnings for the three (3) month period ended March 31, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: April 22, 2003

Exhibit 99.1

Jeffrey A. Stopko

                            April 22, 2003

Senior Vice President &

Chief Financial Officer

(814)-533-5310

AMERISERV FINANCIAL ANNOUNCES FIRST QUARTER 2003

FINANCIAL RESULTS

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) today reported a net loss for the first quarter of 2003 amounting to ($795,000) or ($0.06) per diluted share compared to net income of $626,000 or $0.05 per diluted share reported in the first quarter of 2002.  The Company achieved meaningful progress in its turnaround as the size of the net loss declined sharply when compared to the two most recent quarters.  Specifically, the Company reported a net loss of $4.2 million in the third quarter of 2002 and a net loss of $2 million in the fourth quarter of 2002.  The first quarter 2003 loss was due primarily to an increased provision for loan losses and a loss realized on the sale of a significant portion of its mortgage servicing asset.

At March 31, 2003, ASRV had total assets of $1.2 billion and shareholders’ equity of $75 million or $5.41 per share.  The Company continues to be considered well capitalized for regulatory purposes with an asset leverage ratio at March 31, 2003 of 6.94%, compared to a regulatory minimum of 5.0%.

The Company’s provision for loan losses totaled $1.7 million or 1.19% of total loans in the first quarter of 2003.  This represented an increase of $1.1 million from the first quarter 2002 provision of $540,000 or 0.37% of total loans.  The first quarter 2003 provision exceeded net charge-offs for the quarter that totaled $279,000 or 0.20% of total loans.  The actions taken to further build the allowance for loan losses in the first quarter of 2003 reflect deterioration in credit quality that was evidenced by a higher level of classified loans and non-performing assets.  Non-performing assets increased from $7.0 million at December 31, 2002 to $11.7 million at March 31, 2003 due primarily to the transfer of a $4.8 million commercial mortgage loan into non-accrual status.  As discussed in the Company’s 2002 Annual Report and Form 10-K, this loan is to a borrower in the personal care industry and is supported by an 80% guarantee by the U.S. Department of Agriculture and is secured by a first mortgage on the personal care facility.  As a result of the higher level of non-performing assets, the Company’s loan loss reserve coverage of non-performing assets amounted to 98% at March 31, 2003 compared to 144% at December 31, 2002 and 69% at March 31, 2002.  The allowance for loan losses as a percentage of total loans, however, increased to 2.06% at March 31, 2003 compared to 1.75% at December 31, 2002 and 1.07% at March 31, 2002.

The Company’s net interest income in the first quarter of 2003 increased by $64,000 from the prior year first quarter due to a 13 basis point improvement in the net interest margin to 2.48%.  This increase in the net interest margin was partially offset by a reduced level of earning assets due to loan portfolio shrinkage experienced in the first quarter of 2003.  The overall net loan paydowns reflect continuing prepayment pressures caused by the historically low interest rate environment.  When analyzing more recent trends, both net interest income and net interest margin displayed stability.  Specifically, between the fourth quarter of 2002 and the first quarter of 2003, the Company’s net interest income declined by only $37,000 and the net interest margin improved by one basis point.  This demonstrated net interest margin stability is noteworthy given the recent industry trends of net interest margin contraction.

The Company’s total non-interest income in the first quarter of 2003 decreased by $653,000 from the first quarter of 2002 due primarily to a $758,000 loss realized on the sale of approximately 69% of the Company’s mortgage servicing portfolio.  Largely as a result of this sale, the value of the Company’s mortgage servicing rights declined from $6.9 million at December 31, 2002 to $2.2 million at March 31, 2003.  This downsizing of the mortgage servicing asset reduces the level of interest rate risk and earnings volatility at the Company and contributes to a more conservatively positioned balance sheet.  Non-interest income was also negatively impacted by a $254,000 drop in revenue from bank owned life insurance due to the receipt of a death benefit for an employee insured under the program in the prior year first quarter.  These negative items were partially mitigated by net realized gains from investment security sales and higher deposit service charges.  Gains on the sale of investment securities increased by $641,000 as the Company took advantage of the volatility in the market to shorten the investment portfolio duration and also capture profits on certain securities that had risks of accelerated prepayment in today’s low interest rate environment.  These increased gains also helped offset a $366,000 mortgage servicing impairment charge recorded in the first quarter of 2003.  This non-cash impairment charge reflects a decline in the value of the remaining mortgage servicing rights due to increased prepayment speeds resulting from unprecedented mortgage refinancing activity.  Specifically, the Mortgage Bankers Association Refinance Index reached in excess of 8000 in March 2003; the highest level ever recorded.

The Company’s total non-interest expense in the first quarter of 2003 increased by $185,000 from the first quarter of 2002.  Non-interest expenses, exclusive of the mortgage servicing rights impairment charge /credit and a goodwill impairment loss, however, declined by $503,000 from the first quarter of 2002 and by a more significant $816,000 from the fourth quarter of 2002 due to the Company’s focus on reducing expenses.  Salaries and employee benefits dropped by $356,000 as there were 52 fewer full time equivalent employees when compared to the first quarter of 2002. Other expenses also declined by $372,000 due to cost cutting in numerous expense categories some of the larger of which included advertising expense and merchant card expense.  The Company did recognize a $199,000 goodwill impairment loss in the first quarter of 2003 due to the write-off of the goodwill associated with the mortgage banking segment.

AmeriServ Financial, Inc., is the parent of AmeriServ Financial Bank and AmeriServ Trust & Financial Services in Johnstown, AmeriServ Associates of State College, and AmeriServ Life Insurance Company.

This news release may contain forward-looking statements that involve risks and uncertainties, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially.

Nasdaq NMS: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA (A)

April 22, 2003

(In thousands, except per share and ratio data)

2003

1QTR

PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$(795)

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	(4.17)%
Net interest margin	2.48
Net charge-offs as a percentage of average loans	0.20
Loan loss provision as a percentage of average loans	1.19
Net overhead expense as a percentage of tax equivalent net interest income	91.97
Efficiency ratio	94.98

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)
Average number of common shares outstanding	13,923,010
Diluted	(0.06)
Average number of common shares outstanding	13,923,010
Cash dividends declared	0.00

2002

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$626	$408	$(4,224)	$(1,962)	$(5,152)

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	3.16%	2.04%	(20.19)%	(9.80)%	(6.37)%
Net interest margin	2.35	2.63	2.48	2.47	2.51
Net charge-offs as a percentage of average loans	0.06	1.09	2.08	0.17	0.85
Loan loss provision as a percentage of average loans	0.37	0.56	2.24	3.06	1.56
Net overhead expense as a percentage of tax equivalent net interest income	80.13	82.34	147.87	78.87	97.23
Efficiency ratio	88.34	89.52	127.78	87.98	98.39

PER COMMON SHARE:
Net income (loss):
Basic	$0.05	$0.03	$(0.31)	$(0.14)	$(0.37)
Average number of common shares outstanding	13,689,478	13,748,179	13,799,547	13,887,932	13,781,878
Diluted	0.05	0.03	(0.31)	(0.14)	(0.37)
Average number of common shares outstanding	13,712,382	13,778,716	13,800,897	13,889,196	13,789,482
Cash dividends declared	0.09	0.09	0.09	0.03	0.30

NOTES:

(A)All quarterly data unaudited.

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

2003

1QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,190,360
Investment securities	546,427
Loans	555,335
Allowance for loan losses	11,415
Goodwill and core deposit intangibles	15,337
Mortgage servicing rights	2,214
Deposits	669,103
Stockholders’ equity	75,364
Trust assets	1,091,391
Non-performing assets	11,687
Asset leverage ratio	6.94%
PER COMMON SHARE:
Book value (A)	$5.41
Market value	3.50
Market price to book value	64.69%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	416
Branch locations	23
Common shares outstanding	13,929,324

2002

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,213,764	$1,202,086	$1,182,678	$1,175,550
Investment securities	532,349	493,322	491,861	505,778
Loans	587,624	600,778	594,285	572,977
Allowance for loan losses	6,286	5,518	5,757	10,035
Goodwill and core deposit intangibles	16,968	16,610	16,252	15,894
Mortgage servicing rights	8,315	7,566	5,146	6,917
Deposits	680,435	705,662	674,573	669,929
Stockholders’ equity	78,051	82,491	79,711	77,756
Trust assets	1,198,480	1,190,834	1,082,311	1,057,816
Non-performing assets	9,105	5,668	5,407	6,964
Asset leverage ratio	7.54%	7.46%	7.00%	6.84%
PER COMMON SHARE:
Book value (A)	$5.69	$6.00	$5.77	$5.59
Market value	4.96	4.58	2.45	2.85
Market price to book value	87.17%	76.37%	42.45%	50.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	468	464	445	422
Branch locations	24	24	24	23
Common shares outstanding	13,709,329	13,754,342	13,811,595	13,898,302

    NOTES:

    (A) Other comprehensive income had a positive impact of $0.30 on book value per share at March 31, 2003.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Quarterly data unaudited)

2003

INTEREST INCOME	1QTR
Interest and fees on loans	$9,083
Total investment portfolio	5,660
Total Interest Income	14,743

INTEREST EXPENSE
Deposits	3,140
All other funding sources	4,956
Total Interest Expense	8,096

NET INTEREST INCOME	6,647
Provision for loan losses	1,659
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,988

NON-INTEREST INCOME
Trust fees	1,253
Net realized gains on investment securities available for sale	1,278
Net realized gains on loans and loans held for sale	173
Service charges on deposit accounts	767
Net mortgage servicing fees	71
Gain (loss) on sale of mortgage servicing	(758)
Bank owned life insurance	298
Other income	913
Total Non-interest Income	3,995

NON-INTEREST EXPENSE
Salaries and employee benefits	4,789
Net occupancy expense	752
Equipment expense	817
Professional fees	903
FDIC deposit insurance expense	28
Amortization of core deposit intangibles	358
Impairment charge (credit)for mortgage servicing rights	366
Goodwill impairment loss	199
Other expenses	1,908
Total Non-interest Expense	10,120

INCOME (LOSS) BEFORE INCOME TAXES	(1,137)
Provision (benefit) for income taxes	(342)
NET INCOME (LOSS)	$(795)

2002

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$10,562	$10,434	$10,191	$9,835	$41,022
Total investment portfolio	6,698	6,637	6,011	5,647	24,993
Total Interest Income	17,260	17,071	16,202	15,482	66,015

INTEREST EXPENSE
Deposits	4,288	4,215	4,015	3,535	16,053
All other funding sources	6,389	5,549	5,393	5,263	22,594
Total Interest Expense	10,677	9,764	9,408	8,798	38,647

NET INTEREST INCOME	6,583	7,307	6,794	6,684	27,368
Provision for loan losses	540	815	3,380	4,530	9,265
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,043	6,492	3,414	2,154	18,103

NON-INTEREST INCOME
Trust fees	1,279	1,235	1,077	1,081	4,672
Net realized gains on investment securities available for sale	637	1,314	1,356	987	4,294
Net realized gains on loans and loans held for sale	124	141	160	354	779
Service charges on deposit accounts	674	694	732	806	2,906
Net mortgage servicing fees	92	123	97	101	413
Bank owned life insurance	554	317	309	311	1,491
Other income	1,288	1,200	1,198	1,446	5,132
Total Non-interest Income	4,648	5,024	4,929	5,086	19,687

NON-INTEREST EXPENSE
Salaries and employee benefits	5,145	5,128	5,342	4,982	20,597
Net occupancy expense	739	750	682	689	2,860
Equipment expense	783	768	741	752	3,044
Professional fees	750	847	1,057	1,189	3,843
FDIC deposit insurance expense	29	29	28	30	116
Amortization of core deposit intangibles	358	358	358	358	1,432
Impairment (credit) charge for mortgage servicing rights	(123)	787	3,034	-	3,698
Wholesale mortgage production exit costs	(26)	(14)	-	-	(40)
Restructuring costs	-	-	920	-	920
Other expenses	2,280	2,403	2,843	2,371	9,897
Total Non-interest Expense	9,935	11,056	15,005	10,371	46,367

INCOME (LOSS) BEFORE INCOME TAXES	756	460	(6,662)	(3,131)	(8,577)
Provision (benefit) for income taxes	130	52	(2,438)	(1,169)	(3,425)
NET INCOME (LOSS)	$626	$408	$(4,224)	$(1,962)	$(5,152)

AMERISERV FINANCIAL, INC.

Nasdaq NMS: ASRV

Average Balance Sheet Data (In thousands)

(Quarterly Data Unaudited)

    Note:  2002 data appears before 2003.

	2002	2003
	THREE	THREE
	MONTHS	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$584,426	$557,123
Deposits with banks	18,478	7,240
Federal funds sold	1,703	-
Total investment securities	497,841	497,836

Total interest earning assets	1,102,448	1,062,199

Non-interest earning assets:
Cash and due from banks	22,014	23,557
Premises and equipment	13,467	12,477
Other assets	68,534	71,235
Allowance for loan losses	(6,101)	(10,272)

Total assets	$1,200,362	$1,159,196

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$48,557	$50,550
Savings	94,916	102,116
Money market	134,884	128,232
Other time	303,206	289,213
Total interest bearing deposits	581,563	570,111
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	21,244	93,652
Advanced from Federal Home Loan Bank	368,966	268,156
Guaranteed junior subordinated deferrable interest debentures	34,500	34,500
Long-term debt	-	-
Total interest bearing liabilities	1,006,273	966,419

Non-interest bearing liabilities:
Demand deposits	102,632	107,847
Other liabilities	11,062	7,692
Stockholders’ equity	80,395	77,238
Total liabilities and stockholders’ equity	$1,200,362	$1,159,196